2. Loans (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Details
Cash collections applied to the principal of loans	$ 332,703,123	$ 300,064,326
Cash collections applied to the principal of loans, percentage of net receivbles	75.56%	72.61%
Financing Receivable, Recorded Investment, 90 Days Past Due and Still Accruing	$ 0	$ 0
Ratio of bankrupt accounts to total principal loan balances	2.40%	2.48%